UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 4, 2026
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)     Evolent Health, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on June 4, 2026. At the 2026 Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the Securities and Exchange Commission on April 24, 2026.

(b)     The final voting results with respect to each proposal voted upon at the 2026 Annual Meeting are set forth below.

Proposal 1

The Company’s stockholders elected ten director nominees named in the proxy statement to the Board of Directors for a one-year term expiring at the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, as set forth below:

	For	Against	Abstentions	Broker Non-Votes
Toyin Ajayi, MD	60,373,601	5,912,292	90,502	15,840,303
Craig Barbarosh	65,818,775	467,147	90,471	15,840,305
Seth Blackley	60,323,961	5,993,625	58,810	15,840,302
Russell Glass	60,316,659	5,982,067	77,670	15,840,302
Peter Grua	60,324,441	5,961,459	90,496	15,840,302
Shawn Guertin	65,881,893	396,849	97,653	15,840,303
Richard Jelinek	60,027,846	6,269,584	78,965	15,840,303
Kim Keck	60,178,555	6,131,979	65,860	15,840,304
Jill Smith	65,919,489	402,133	54,773	15,840,303
Brendan Springstubb	65,810,202	468,292	97,900	15,840,304

Proposal 2

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 as set forth below:

For	Against	Abstentions
82,036,843	124,362	55,493

Proposal 3

The Company’s stockholders approved the compensation of our named executive officers for 2025 on an advisory basis, as set forth below:

For	Against	Abstentions	Broker Non-Votes
58,369,473	7,922,802	84,119	15,840,304

Proposal 4

The Company’s stockholders approved the amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan, as set forth below:

For	Against	Abstentions	Broker Non-Votes
47,536,873	18,712,636	126,885	15,840,304

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: June 4, 2026	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary